EDUCATION REALTY TRUST, INC.                                        Exhibit 99.2

--------------------------------------------------------------------------------

                               SECOND QUARTER 2006
                          SUPPLEMENTAL ANALYST PACKAGE

                                TABLE OF CONTENT


Financial Highlights ....................................................................    1

Consolidated Balance Sheets .............................................................    2

Condensed and Consolidated Statements of Operations - Three Months Ended June 30, .......    3

Condensed, Consolidated and Combined Statements of Operations - Six Months Ended June 30,    4

Consolidated and Combined Statements of Funds from Operations ...........................    5

Community Operating Results - Three Months Ended June 30, ...............................    6

Community Operating Results - Six Months Ended June 30, .................................    7

Same Community Statistics - Three Months Ended June 30, .................................    8

Same Community Statistics - Six Months Ended June 30, ...................................    9

Community Statistics - Owned and Operated ...............................................   10

Third-Party Development Project Summary .................................................   11

Capital Structure .......................................................................   12

Community Listing - Owned and Operated ..................................................   13

1

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
 (Amounts in thousands, except share and per share data, unaudited)


Operating Data                              Three months ended June 30,                         Six months ended June 30,
--------------                      ---------------------------------------------   ------------------------------------------------

                                       EDR            EDR                                EDR           EDR
                                   Consolidated   Consolidated                      Consolidated    Consolidated
                                       2006           2005        $ Chg    % Chg         2006          2005        $ Chg     % Chg
                                    -----------    -----------   -------  --------    -----------   -----------   ---------  -------
                                    (Unaudited)    (Unaudited)                        (Unaudited)   (Unaudited)
Total revenues                       $   29,129     $   21,855   $ 7,274     33.3%     $   59,114    $   38,061    $21,053     55.3%
Operating income (loss)                   4,735           (420)    5,155   1227.4%         10,644        (3,336)    13,980    419.1%
Net income (loss)                        (2,514)        (4,060)    1,546     38.1%         (3,294)      (10,358)     7,064     68.2%
Net income (loss) per share -
  basic and diluted                  $    (0.10)    $    (0.19)                        $    (0.13)   $    (0.47)

Weighted-average common shares
  outstanding - basic and diluted    26,349,426     21,862,719                         26,309,154    21,859,108
                                     ==========     ==========                         ==========    ==========


FFO                                  $    6,279     $    4,921                         $   14,709    $    3,877
FFO per weighted average
  potentially dilutive share/unit    $     0.23     $     0.21                         $     0.52    $     0.16

FFOA                                 $    6,279     $    5,538                         $   14,709    $   10,027
FFOA per weighted average
  potentially dilutive share/unit    $     0.23     $     0.23                         $     0.52    $     0.42

Weighted average potentially
  dilutive shares/units              27,850,196     23,754,195                         28,025,579    23,721,194
                                     ==========     ==========                         ==========    ==========

------------------------------------------------------------------------------------------------------------------------------------


                                                          Capitalization Data as of:                June 30, 2006
                                                          -------------------                       -------------
                                                            Total debt (1)                            $ 488,758
                                                            Market equity (2)                           461,164
                                                                                                      ---------
                                                            Total enterprise value                    $ 949,922
                                                                                                      =========

                                                            Debt to total enterprise value                51.5%
                                                                                                          =====








Notes:

(1) Excludes debt premium of $2.6 million.

(2) Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $16.65 at June 30, 2006. Excludes the 255,000 Partnership interest units outstanding.

2

EDUCATION REALTY TRUST, INC.
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

                                                                June 30, 2006    December 31, 2005
                                                               ----------------  ------------------
                                                                 (unaudited)
                                                                 Consolidated      Consolidated
                                                               Education Realty   Education Realty
                                                                  Trust, Inc.        Trust, Inc.
                                                               ----------------  ------------------
Assets
    Student housing properties, net                                 $ 819,121         $ 620,305
    Corporate office furniture, net                                       876               991
    Cash and cash equivalents                                           5,247            61,662
    Restricted cash                                                     9,525             6,738
    Student contracts receivable, net                                     378               470
    Receivable from affiliates                                             98              --
    Management fee receivable from third party                            399               552
    Goodwill and other intangibles, net                                 3,793             3,546
    Other assets                                                        8,331             9,785
                                                                    ---------         ---------

Total assets                                                        $ 847,768         $ 704,049
                                                                    =========         =========

Liabilities and stockholders' equity
Liabilities:
    Mortgage loans, net of premium/discount                         $ 425,959         $ 328,335
    Long term debt                                                     50,000              --
    Line of credit and other short term debt                           15,400              --
    Accounts payable and accrued expenses                              10,308             9,370
    Accounts payable affiliates                                          --                 225
    Deferred revenue                                                    6,655             7,660
                                                                    ---------         ---------
Total liabilities                                                     508,322           345,590
                                                                    ---------         ---------

Minority interests                                                     20,368            27,926
                                                                    ---------         ---------

Commitments and contingencies                                            --                --

Stockholders' equity:
    Common stock, $.01 par value, 200,000,000 shares
        authorized, 26,384,939, and 26,263,889 shares issued
        and outstanding June 30, 2006 and December 31, 2005,
        respectively                                                      264               263
    Preferred shares, $0.01 par value, 50,000,000 shares
        authorized, no shares issues and outstanding                     --                --
    Additional paid-in capital                                        337,506           351,664
    Loan to shareholder                                                  --              (5,996)
    Warrants                                                              375               375
    Accumulated deficit                                               (19,067)          (15,773)
                                                                    ---------         ---------
                                                                      319,078           330,533
                                                                    ---------         ---------

Total liabilities and stockholders' equity                          $ 847,768         $ 704,049
                                                                    =========         =========

3

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

CONDENSED AND CONSOLIDATED STATEMENT OF OPERATIONS - THREE MONTHS ENDED JUNE 30,

(amounts in thousands, except share and per share data, unaudited)



                                                                  Education Realty          Education Realty
                                                                    Trust, Inc.                 Trust, Inc.
                                                                    Consolidated               Consolidated
                                                                  ------------------        -----------------
                                                                  Three months ended       Three months ended
                                                                   June 30, 2006              June 30, 2005
                                                                   ----------------           -------------
REVENUES:
   Student housing leasing revenue                                    $     21,367             $     19,096
   Student housing food service revenue                                        807                      853
   Other leasing revenue                                                     3,434                     --
   Third-party development services                                            872                      173
   Third-party management services                                             699                      355
   Operating expense reimbursements                                          1,950                    1,378
                                                                      ------------             ------------
     Total revenues                                                         29,129                   21,855
                                                                      ------------             ------------

OPERATING EXPENSES:
   Student housing leasing operations                                        9,448                    8,308
   Student housing food service operations                                     724                      796
   General and administrative                                                3,185                    2,401
   Depreciation and amortization                                             9,087                    9,392
   Reimbursable operating expenses                                           1,950                    1,378
                                                                      ------------             ------------
     Total operating expenses                                               24,394                   22,275
                                                                      ------------             ------------

Operating income (loss)                                                      4,735                     (420)
                                                                      ------------             ------------

NONOPERATING INCOME AND EXPENSES:
   Interest expense                                                          7,261                    4,228
   Amortization of deferred financing costs                                    279                      214
   Interest income                                                            (129)                    (205)
                                                                      ------------             ------------
     Total nonoperating expenses                                             7,411                    4,237
                                                                      ------------             ------------

Loss before equity in earnings of unconsolidated entities,
 income taxes, and minority interest                                        (2,676)                  (4,657)

Equity in earnings of unconsolidated entities                                  142                      157
                                                                      ------------             ------------

Loss before income taxes and minority interest                              (2,534)                  (4,500)
Income tax expense (benefit)                                                   186                     (104)
                                                                      ------------             ------------
Net loss before minority interest                                           (2,720)                  (4,396)

Minority interest                                                             (206)                    (336)
                                                                      ------------             ------------
Net loss                                                              $     (2,514)            $     (4,060)
                                                                      ============             ============

EARNINGS PER SHARE INFORMATION:
Loss per share - basic & diluted                                      $      (0.10)            $      (0.19)
                                                                      ============             ============

Weighted-average common shares outstanding -
     Basic and diluted                                                  26,349,426               21,862,719
                                                                      ============             ============

4

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------
CONDENSED, CONSOLIDATED AND COMBINED STATEMENT OF OPERATIONS - SIX MONTHS
ENDED JUNE 30,

(amounts in thousands, except share and per share data, unaudited)



                                                     Education Realty      Education Realty   Education Realty    Education Realty
                                                         Trust, Inc.           Trust, Inc.    Trust Predecessor       Trust
                                                                                                                   Consolidated
                                                        Consolidated          Consolidated          Combined        & Combined
                                                      ----------------       ----------------   ---------------- ----------------
                                                      Six months ended       Six months ended     January 1 to   Six months ended
                                                        June 30, 2006         June 30, 2005     January 30, 2005  June 30, 2005
                                                      ----------------       ----------------   ---------------- ----------------
REVENUES:
   Student housing leasing revenue                        $     43,901         $     31,184         $ 1,503         $ 32,687
   Student housing food service revenue                          1,775                1,441             269            1,710
   Other leasing revenue                                         6,868                 --              --               --
   Third-party development services                              1,427                  182            --                182
   Third-party management services                               1,398                  644             103              747
   Operating expense reimbursements                              3,745                2,064             671            2,735
                                                          ------------         ------------         -------         --------
     Total revenues                                             59,114               35,515           2,546           38,061
                                                          ------------         ------------         -------         --------

OPERATING EXPENSES:
   Student housing leasing operations                           18,737               13,212             524           13,736
   Student housing food service operations                       1,583                1,316             255            1,571
   General and administrative                                    6,165                7,577             367            7,944
   Depreciation and amortization                                18,240               15,151             260           15,411
   Reimbursable operating expenses                               3,745                2,064             671            2,735
                                                          ------------         ------------         -------         --------
     Total operating expenses                                   48,470               39,320           2,077           41,397
                                                          ------------         ------------         -------         --------

Operating income (loss)                                         10,644               (3,805)            469           (3,336)
                                                          ------------         ------------         -------         --------

NONOPERATING INCOME AND EXPENSES:
   Interest expense                                             14,131                6,805             479            7,284
   Exit fees on early repayment of mortgages                      --                  1,084            --              1,084
   Amortization of deferred financing costs                        553                  330            --                330
   Interest income                                                (338)                (484)           --               (484)
                                                          ------------         ------------         -------         --------
     Total nonoperating expenses                                14,346                7,735             479            8,214
                                                          ------------         ------------         -------         --------

Loss before equity in earnings of unconsolidated
 entities, income taxes, and minority interest                  (3,702)             (11,540)            (10)         (11,550)

Equity in earnings of unconsolidated entities                      425                  228              27              255
                                                          ------------         ------------         -------         --------

Income (loss) before income taxes and minority
 interest                                                       (3,277)             (11,312)             17          (11,295)
Income tax expense (benefit)                                        82                 (170)           --               (170)
                                                          ------------         ------------         -------         --------
Net income (loss) before minority interest                      (3,359)             (11,142)             17          (11,125)

Minority interest                                                  (65)                (767)           --               (767)
                                                          ------------         ------------         -------         --------
Net income (loss)                                         $     (3,294)        $    (10,375)        $    17         $(10,358)
                                                          ============         ============         =======         ========

EARNINGS PER SHARE INFORMATION:
Loss per share - basic & diluted                          $      (0.13)        $      (0.47)
                                                          ============         ============

Weighted-average common shares outstanding -
     Basic and diluted                                      26,309,154           21,859,108
                                                          ============         ============

5

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

CONSOLIDATED AND COMBINED STATEMENTS OF FUNDS FROM OPERATIONS (Amounts in thousands, except share and per share data, unaudited)



                                                                  Three months ended June 30,          Six months ended June 30,
                                                                ------------------------------      ------------------------------
                                                                    EDR                EDR              EDR               EDR
                                                                Consolidated      Consolidated      Consolidated      Consolidated
                                                                   2006               2005              2006              2005
                                                                ------------      ------------      ------------      ------------
 Net loss                                                       $     (2,514)     $     (4,060)     $     (3,294)     $    (10,375)
 Real estate related depreciation and amortization                     8,999             9,317            18,068            15,019
 Minority interest expense                                              (206)             (336)              (65)             (767)
                                                                ------------      ------------      ------------      ------------
 FUNDS FROM OPERATIONS ("FFO")                                         6,279             4,921            14,709             3,877

 Elimination of one-time IPO related transactions:
     Compensation charge for profit interest units                      --                --                --               4,039
     Write-off of fees associated with repayment
        of mortgage debt                                                --                --                --               1,084
     Loss of deferred revenue due to purchase
        accounting (1)                                                  --                 616              --               1,027
                                                                ------------      ------------      ------------      ------------
 Impact of IPO related transactions                                     --                 616              --               6,150
                                                                ------------      ------------      ------------      ------------

 FUNDS FROM OPERATIONS - ADJUSTED ("FFOA")                      $      6,279      $      5,538      $     14,709      $     10,027
                                                                ============      ============      ============      ============



 FFO per weighted average potentially dilutive
    shares/units (2)                                            $       0.23      $       0.21      $       0.52      $       0.16
                                                                ============      ============      ============      ============
 FFOA per weighted average potentially dilutive
    shares/units (2)                                            $       0.23      $       0.23      $       0.52      $       0.42
                                                                ============      ============      ============      ============


WEIGHTED AVERAGE POTENTIALLY DILUTIVE SHARES/UNITS (2)            27,850,196        23,754,195        28,025,579        23,721,194
                                                                ============      ============      ============      ============

Notes:

(1) Represents the balance of deferred straight-lined rents and service fees at the time of the IPO acquisitions that would have been recognized by EDR during the reported period had it already owned the properties. Generally accepted accounting standards do not allow such deferred revenue items to be carried forward in an acquisition, resulting in a one-time, non-recurring loss of revenue.

(2) Funds from operations and funds from operations - adjusted per share were computed using weighted average shares and units outstanding, including the impact of dilutive securities.

6

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------
COMMUNITY OPERATING RESULTS - THREE MONTHS ENDED JUNE 30,
(Amounts in thousands, unaudited)


                                          Education Realty                    Education Realty
                                               Trust, Inc.                        Trust, Inc.
                                             Consolidated                        Consolidated
                                          ------------------                  ------------------
                                          Three Months Ended                  Three Months Ended
                                             June 30, 2006    % of Revenue       June 30, 2005   % of Revenue   Variance
                                          --------------------------------    ------------------------------    --------
REVENUES
   Same community (1)                         $ 18,243                              $ 18,109                       $  134
   New community                                 3,124                                   987                        2,137
                                              --------                              --------                       ------

     Total community revenue                    21,367                                19,096                        2,271

OPERATING EXPENSES (2)
  Same community (1)                          $  8,192                              $  7,911                       $   281
  New communities                                1,256                                   397                           859
                                              --------                              --------                       -------

    Total community operating expenses           9,448                                 8,308                         1,140
                                              --------                              --------                       -------

NET OPERATING INCOME
  Same community (1)                          $ 10,051      55.1%                   $ 10,198        56.3%          $  (147)
  New communities                                1,868      59.8%                        590        59.8%            1,278
                                              --------                              --------                       -------

    Total community net operating income      $ 11,919      55.8%                   $ 10,788        56.5%          $ 1,131
                                              ========                              ========                       =======

(1) Includes all communities that have been owned for more than a year as of April 1, 2006, the beginning of the current period being reported.

(2) Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

7

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

COMMUNITY OPERATING RESULTS - SIX MONTHS ENDED JUNE 30,
(Amounts in thousands, unaudited)


                                                 Education Realty                     Education Realty
                                                   Trust, Inc.                           Trust, Inc.
                                                  Consolidated                          Consolidated
                                                 ----------------                     ----------------
                                                 Six Months Ended                     Six Months Ended
                                                  June 30, 2006      % of Revenue     June 30, 2005(1)   % of Revenue      Variance
                                                 -------------------------------      -------------------------------      --------
REVENUES
  Same community (2)                                 $ 8,186                               $ 8,394                         $  (208)
  New communities                                     35,715                                24,293                          11,422
                                                     -------                               -------                         -------

    Total community revenue                           43,901                                32,687                          11,214

OPERATING EXPENSES (3)
  Same community (2)                                 $ 3,353                               $ 3,232                         $   121
  New communities                                     15,384                                10,504                           4,880
                                                     -------                               -------                         -------

    Total community operating expenses                18,737                                13,736                           5,001
                                                     -------                               -------                         -------

NET OPERATING INCOME
  Same community (2)                                 $ 4,833          59.0%                $ 5,162           61.5%          $ (329)
  New communities                                     20,331          56.9%                 13,789           56.8%           6,542
                                                     -------                               -------                         -------

    Total community net operating income             $25,164          57.3%                $18,951           58.0%         $ 6,213
                                                     =======                               =======                         =======


(1) Represents 2005 results from date of Formation (February 1) plus the results of operations for the Predecessor portfolio of A&O communities for the period January 1 to January 31, 2005.

(2) Includes all communities that have been owned for more than a year as of January 1, 2006, the beginning of the current period being reported.

(3) Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

8

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

SAME COMMUNITY STATISTICS - THREE MONTHS ENDED JUNE 30, (8)

                                                                                2006                  2005
                                                                             2ND QUARTER          2ND QUARTER          DIFFERENCE
                                                                             -----------          -----------          -----------
             Occupancy
                Physical (1)                                                    89.3%                89.2%               0.1%
                Economic (2)                                                    92.2%                90.8%               1.4%

             NarPAB (3)                                                        $ 330                $ 332               $ (2)
             Other income per avail. bed (4)                                   $  29                $  24                $ 5
             RevPAB (5)                                                        $ 359                $ 356                $ 3

             Operating expense per bed (6)                                     $ 161                $ 156                $ 5

             Operating margin                                                   55.1%                56.3%              -1.2%

             Design Beds (7)                                                  50,835               50,835                 --



(1) Quarterly physical occupancy represents a weighted average of the month end occupancies for the three months in the quarter.

(2) Quarterly economic occupancy represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the quarter divided by market rent for the quarter.

(3) Net Apartment Rent per Available Bed (NarPAB) represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Does not include food service revenue.

(4) Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

(5) Revenue per Available Bed (RevPAB) represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months.

(6) Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

(7) Represents the sum of the monthly design beds in the portfolio during the three month period.

(8) Includes all communities that have been owned for more than a year as of April 1, 2006, the beginning of the current period being reported.

9

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

SAME COMMUNITY STATISTICS - SIX MONTHS ENDED JUNE 30, (8)

                                                                                   2006              2005
                                                                                 YTD JUNE          YTD JUNE           DIFFERENCE
                                                                                 --------          --------           ----------
             Occupancy
                Physical (1)                                                        86.1%             85.7%                0.4%
                Economic (2)                                                        91.1%             93.7%               -2.6%

             NarPAB (3)                                                            $ 314             $ 329                $(15)
             Other income per avail. bed (4)                                       $  36             $  30                $  6
             RevPAB (5)                                                            $ 350             $ 359                $ (9)

             Operating expense per bed (6)                                         $ 143             $ 138                $  5

             Operating margin                                                       59.0%             61.5%               -2.5%

             Design Beds (7)                                                      23,376            23,376                  --



(1) YTD physical occupancy numbers represents a weighted average of the month end occupancies for the 6 months ended 6/30/06.

(2) YTD economic occupancy represents the effective occupancy calculated by taking YTD net apartment rent accounted for on a GAAP basis divided by YTD market rent.

(3) Net Apartment Rent per Available Bed (NarPAB) represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Does not include food service revenue.

(4) Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

(5) Revenue per Available Bed (RevPAB) represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months.

(6) Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

(7) Represents the sum of the monthly design beds in the portfolio during the six month period.

(8) Includes all communities that have been owned for more than a year as of January 1, 2006, the beginning of the current period being reported.

10

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

COMMUNITY STATISTICS - OWNED AND OPERATED


                                         2006         2006           2006           2005         2005          2005          2005
                                     1st Quarter   2nd Quarter        YTD       1st Quarter   2nd Quarter  3rd Quarter   4th Quarter
                                     -----------   -----------    ----------    -----------  ------------  -----------  ------------
   Occupancy
      Physical (1)                       94.6%        89.8%          92.2%          92.6%        89.1%         92.0%         95.0%
      Economic (2)                       95.1%        91.7%          93.4%          92.3%        90.5%         82.8%         96.2%

   NarPAB (3)                         $   364      $   336       $    350        $   358      $   335       $   304       $   367
   Other income per avail. bed (4)    $    21      $    26       $     24        $    11      $    23       $    41       $    22
   RevPAB (5)                         $   385      $   362       $    374        $   369      $   358       $   345       $   389

   Operating expense per bed (6)      $   159      $   160       $    160        $   150      $   155       $   232       $   179

   Operating margin                      58.8%        55.6%          57.2%          59.4%        56.5%         32.6%         54.6%

   Design Beds (7)                     58,503       59,127        117,630         32,774       53,679        58,503        58,503



   (1) Quarterly physical occupancy represents a weighted average of the month end occupancies for the three months in the quarter. YTD physical occupancy numbers represents a weighted average of the month end occupancies for the six months ended 6/30/06.

   (2) Quarterly economic occupancy represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the quarter divided by market rent for the quarter. YTD economic occupancy represents the YTD GAAP net apartment rent divided by the YTD market rent.

   (3) Net Apartment Rent per Available Bed (NarPAB) represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Does not include food service revenue.

   (4) Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

   (5) Revenue per Available Bed (RevPAB) represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each of the included months.

   (6) Represents community-level operating expense excluding overhead allocation, depreciation and amortization.

   (7) Represents the sum of the monthly design beds in the portfolio during the period, excluding Place properties.

11

THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in '000s)


                                                   THREE MONTHS ENDED                                SIX MONTHS ENDED
                                             JUNE 30, 2006    JUNE 30, 2005    CHANGE         JUNE 30, 2006  JUNE 30, 2005   CHANGE
                                             ----------------------------------------         -------------------------------------
Third-party development services revenue        $ 872              $ 173        $ 699            $ 1,427         $ 182      $ 1,245
Equity in earnings of joint ventures              142                157          (15)               425           255          170
                                             -----------------------------------------        --------------------------------------
                                              $ 1,014              $ 330        $ 684            $ 1,852         $ 437      $ 1,415
                                             =========================================        ======================================


CURRENT AND RECENTLY COMPLETED PROJECTS



                                                                                    PROJECT       TOTAL
                                                               COMPLETION           DEVELOPMENT   PROJECT      EDR %
            PROJECT                             BED COUNT        DATE                  COST        FEES       OF FEES
--------------------------------------------------------------------------------------------------------------------------
Slippery Rock University - Phase I, PA               1,390   Aug-06, Oct-06, Mar-07 $ 64,204     $ 1,870          100%
California University of Pennsylvania Phase V, PA      354   August 2007              19,909         538           50%
Indiana University of Pennsylvania, PA                 734   August 2007              43,725       1,682          100%
University of North Carolina-Greensboro                600   August 2007              26,000       1,161      (5)
University of Michigan, Ann Arbor                      849   August 2008              45,000       1,200          100%
California University of Pennsylvania Phase IV, PA     447   August 2006              21,251         668           50%
Bloomsburg University, PA                              407   July 2005                14,602         562           50%
University of Louisville - Phase III, KY               359   July 2006                15,079         580      (3)
Auraria Higher Education System, Denver CO             685   August 2006              42,400         730          100%
University Park at University of Cincinnati, OH (2)    766   July 2005                50,000
University of Alabama - Birmingham, AL                 753   May 2006                 26,460       1,212      (4)
                                                   --------                        ---------
                                                     7,344                         $ 368,630
                                                   ========                       ==========


                                                                                        FEES EARNED
                                                                                        SIX MONTHS            FEES PAID
                                                                                          ENDED    REMAINING   THROUGH
                                                          EDR PROJECT    FEES EARNED     JUNE 30,     FEES     JUNE 30,
            PROJECT                                         FEES         PRIOR TO 2006    2006(1)    TO EARN      2006
-----------------------------------------------------------------------------------------------------------------------
Slippery Rock University - Phase I, PA                     $ 1,870       $ 887          $ 791       $ 192      $ 1,371
California University of Pennsylvania Phase V, PA              269           -              9         260          188
Indiana University of Pennsylvania, PA                       1,673           -            116       1,557          641
University of North Carolina-Greensboro                        683           -             27         656            -
University of Michigan, Ann Arbor                            1,200           -            399         801          356
California University of Pennsylvania Phase IV, PA             334         161            149          24          233
Bloomsburg University, PA                                      281         281              -           -          281
University of Louisville - Phase III, KY                       340         162            162          16          294
Auraria Higher Education System, Denver CO                     730         365              -         365          365
University Park at University of Cincinnati, OH (2)            306         306              -           -          306
University of Alabama - Birmingham, AL                         716         519            192           5          643
                                                           -----------------------------------------------------------
                                                           $ 8,402     $ 2,681        $ 1,845     $ 3,876      $ 4,678
                                                           ===========================================================


RECENTLY AWARDED PROJECTS



                                                                        ESTIMATED     PROJECT       TOTAL
                                        ESTIMATED     ESTIMATED        COMPLETION   DEVELOPMENT    PROJECT      EDR %        TOTAL
              PROJECT                   BED COUNT     START DATE           DATE        COST          FEES      OF FEES     EDR FEES
------------------------------------------------------------------------------------------------------------------------------------
University of Alabama - Tuscaloosa          631     September 2006     August 2007    $ 31,652     $ 1,236      100%       $ 1,236


                                      ---------                                       --------------------                 -------
                                            631                                       $ 31,652     $ 1,236                 $ 1,236
                                     ==========                                       =====================                =======


(1) Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.

(2) Represents fees related to a furniture purchasing agreement with the project's foundation.

(3) Total fees of $580 on the University of Louisville project include $480 of development fees and $100 of construction oversight fees. EDR participates 50% and 100% respectively in those fees.

(4) Total fees of $1,212 on the University of Alabama project include $991 of development fees and $220 of construction oversight fees. EDR participates 50% and 100% respectively in those fees.

(5) Total fees of $1,161 on the project include $956 of development fees and $205 of construction oversight fees. EDR participates 50% and 100% respectively in those fees.

12

EDUCATION REALTY TRUST, INC.

--------------------------------------------------------------------------------

CAPITAL STRUCTURE
AS OF JUNE 30, 2006
(dollars in thousand)



DEBT TO ENTERPRISE VALUE
Total Debt (1)                               $ 488,758           51.5%
Total Market Equity (2)                        461,164           48.5%
                                            ----------        -------
Total Enterprise Value                      $  949,922          100.0%
                                            ==========


OUTSTANDING DEBT

                                            Principal      Weighted Average               Average Term
                                           Outstanding      Interest Rate         %        to Maturity
                                          -------------    ----------------    -------    -------------
Fixed Rate Mortgage Loans (1)                $ 423,358          5.85%            86.6%        3.2   years
Variable Rate                                   65,400           7.63%           13.4%        2.2   years
                                            ----------        -------          ------        ----
Total / Weighted Average                    $  488,758           6.09%          100.0%        3.0   years
                                            ==========        =======          ======        ====



DEBT MATURITY

                    Fiscal Yr Ending
                         Ending                                                    INTEREST EXPENSE FOR THE PERIOD(3) $ 14,397
                   ------------------
                         2006                 $   1,962           0.5%
                         2007                    61,222          14.5%             INTEREST COVERAGE                      2.02
                         2008                    27,606           6.5%
                         2009                   282,631          66.7%             FIXED CHARGE COVERAGE                  1.91
                         2010                       888           0.2%
                         2011                       947           0.2%
                      Thereafter                 48,102          11.4%
                                              ---------        ------
                            Total             $ 423,358         100.0%
                                                               ======
 Unamortized debt premium                         2,601
                                              ---------
 Total, net of debt premium                     425,959
                                              =========



(1)  Excludes unamortized debt premium of $2.6 million.

(2) Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common shares of $16.65 at June 30, 2006.

(3)  Excludes amortization of debt premium/discount.

13

EDUCATION REALTY TRUST, INC.

-------------------------------------------------------------------------------

COMMUNITY LISTING - OWNED AND OPERATED


                                        PRIMARY                       ACQUISITION
           NAME                      UNIVERSITY SERVED                   DATE       # OF BEDS
------------------------          -----------------------           -------------   ---------
NorthPointe                        University of Arizona              Jan '05          912
The Reserve at Athens              University of Georgia              Jan '05          612
The Reserve at Clemson             Clemson University                 Jan '05          590
Players Club                       Florida State University           Jan '05          336
The Gables                         Western Kentucky University        Jan '05          290
College Station                    Augusta State University           Jan '05          203
University Towers                  North Carolina State University    Jan '05          953
The Pointe at South Florida        University of South Florida        Jan '05        1,002
Commons at Knoxville               University of Tennessee            Jan '05          708
The Commons                        Florida State University           Jan '05          732
The Reserve on Perkins             Oklahoma State University          Jan '05          732
The Reserve at Star Pass           University of Arizona              Jan '05        1,020
The Pointe at Western              Western Michigan University        Jan '05          876
College Station at W. Lafayette    Purdue University                  Jan '05          960
Commons on Kinnear                 The Ohio State University          Jan '05          502
The Pointe                         Pennsylvania State University      Jan '05          984
The Reserve at Columbia            University of Missouri             Jan '05          676
The Reserve on Frankford           Texas Tech University              Jan '05          737
The Village on Tharpe              Florida State University           Jan '05        1,554
The Lofts                          University of Central Florida      Jan '05          730
The Reserve on West 31st           University of Kansas               Jan '05          720
Campus Creek                       University of Mississippi          Feb '05          636
Pointe West                        University of South Carolina       Mar '05          480
College Grove                      Middle Tennessee State University  Apr '05          864
Campus Lodge                       University of Florida              Jun '05        1,116
The Reserve on South College       Auburn University                  Jul '05          576
Players Club                       Georgia Southern University        Jun '06          624



                                                                                   -------
Total owned and operated beds                                                       20,125
                                                                                   =======


NOTE: The above listing excludes the 13 communities leased to and managed by Place Properties.